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                                                                    EXHIBIT 10.4


                                 AMENDMENT ONE
                                     TO THE
                  1989 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                      FOR
                        CASH AMERICA INTERNATIONAL, INC.


         By action of the shareholders of Cash America International, Inc. this day, the 1989 Non-Employee Director Stock Option Plan for Cash America International, Inc. (the "Plan") is hereby amended as follows:

         Section 5 of the Plan is amended to read as follows:

                 5. OPTION PERIOD. The Options granted under this Plan shall be for a term of 15 years from the date of granting of each Option.


                                        CASH AMERICA INTERNATIONAL, INC.



                                        By:  /s/ HUGH A. SIMPSON
                                           -----------------------------
                                           Hugh A. Simpson, Vice President -
                                           General Counsel and Secretary




April 24, 1996